UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Financial Services Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The financials sector followed up 2012’s strong returns with another very good year in 2013, with the sector up by over 30% and your fund up nearly 40%. Earnings grew by 15% for the median average financial services company during the year. However, as was the case for the broader market, the majority of the performance in financial stocks came from multiple expansion, as the median price-to-earnings (P/E) multiple for the sector increased by about 25%, from 12.3x to 15.3x. This was similar to the experience of the S&P 500 Index, which saw the 12-month forward earnings estimate increase 9%, while the P/E multiple increased by 19%.

Your fund returned 16.54% in the second half of 2013 and 38.93% for the full year—a solid performance versus its benchmarks, as shown in the Performance Comparison table. The fund outperformed each of its three benchmarks, the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average, over the full year. Over the last six months, the fund outperformed the Russell and the Morningstar benchmarks but trailed the Lipper index.

The largest contributor to performance in our reporting periods was MasterCard, which continued to generate strong earnings growth as the global trend of replacing cash usage with credit and debit transactions continued. Two European banks were among the 10 largest contributors to your fund: Italy’s UniCredit and Spain’s Banco Bilbao Vizcaya Argentaria. You may recall this was an area we highlighted in our last letter as a potentially fertile ground for opportunity, as the European sovereign debt crisis began to subside. E*TRADE Financial was a top-five contributor over the both the 6- and 12-month periods and generated the third-highest total return of any stock the fund owned during 2013. Shares appreciated 119.4%. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The biggest detractors in our 6- and 12-month reporting periods were Florida land owner St. Joe and Turkish bank Turkiye Halk Bankasi. In the case of St. Joe, the shares continued to languish as investors questioned management’s plans for the deployment of $565 million in proceeds from a significant sale of non-strategic timber and rural land. The shares of Turkiye Halk Bankasi underperformed as concerns about Turkey’s ability to attract capital to fund its current account deficit increased due to the U.S. Federal Reserve’s decision to begin tapering its purchases of Treasuries and agency mortgage-backed securities.

INVESTMENT OBJECTIVE AND STRATEGY

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average.

We usually hold approximately 60 to 80 securities. We are comfortable owning large positions (representing 4% of assets or more) in high-conviction ideas where we believe we have identified companies whose potential rewards significantly outweigh the risks. We typically hold a majority of the fund’s stocks in what we define as “core positions” ranging between 1.25% and 1.75% of assets. These core positions represent the stocks that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund will own a number of smaller positions (ranging from 0.50% to 1.00% of assets) in stocks that we believe represent higher-risk but higher-return opportunities.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts who collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also work closely with our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms. The basis of the T. Rowe Price investment approach is fundamental analysis of a security’s issuer rather than top-down global macroeconomic analysis. However, assessing the macro environment is a critical element of investing in many financial industries, particularly bank stocks, which are essentially highly levered plays on the economy of the bank’s geographic base. The strength of the economy dictates loan demand (think of this as volume of goods sold) as well as credit losses (a key aspect of the cost of goods sold). Our philosophy is to utilize our strength in bottom-up analysis to dictate our macro view. Through our global team’s continual discussion and assessment of stocks and their prospects, we occasionally experience situations in which most of our team’s analysts find attractively priced investment ideas to be scarce or plentiful. That is the best signal to us that we have reached some sort of market peak or trough and informs our overall view of the macro environment.

We do not manage the fund with either a traditionally defined “value” or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Most financial services companies must employ a high degree of financial leverage to earn adequate returns on equity. Both the asset and the liability sides of commercial bank, trust bank, investment bank, and insurance company balance sheets are often very large and aggregated, making it difficult for outsiders to assess their strengths. This inherent opacity drives our self-described quality bias, as we are usually willing to pay higher multiples for companies with proven management teams. We certainly are not risk averse or risk intolerant; rather, we believe that over multiple market cycles, we will compound wealth for fund shareholders most effectively by investing in the world’s truly great financial companies, as opposed to always seeking out stocks with the lowest absolute valuation multiples.

Part of this approach favors the use of convertible securities, debt securities, cash reserves, and select nonfinancial companies to manage the portfolio’s risk/reward profile. While we use these instruments selectively, we occasionally find that they represent true opportunities to add value to the portfolio.

PORTFOLIO REVIEW

Your fund remains well diversified across approximately 85 issuers of securities, the largest number of issuers we have owned in the past three years. The fund is still positioned for a recovery in the U.S. economy broadly and continues to have a relatively large position in select non-U.S. banks and insurance companies. Our recent bias toward capital markets-related companies has shifted toward more equity market-sensitive companies, which is reflected in our addition to positions in BlackRock and Ameriprise Financial and our trim of Goldman Sachs.

Our largest portfolio change in the second half of 2013 stemmed from our decision to essentially double our position size in Bank of America, which is now the fund’s second-largest holding. At the same time, we reduced our position in JPMorgan Chase by a similar amount, which results in JPMorgan remaining a large position but no longer the top holding. Our enthusiasm for Bank of America is driven by our expectation of continued delivery of expense-reduction initiatives, the company’s significant leverage to improving loan demand in the U.S., substantial equity market exposure via both the institutional and retail arms of Merrill Lynch, and real asset sensitivity to higher interest rates (though mostly short-end exposure). The decision to fund this purchase with JPMorgan was driven by our less enthusiastic outlook for JPMorgan’s share buyback in 2014, belief that earnings estimates in the upcoming year are fair to potentially a bit too high, and lingering discomfort with JPMorgan’s modestly higher exposure to potential regulatory changes in 2014 related to the implementation of the Volcker rule and possibly Securities Funding Transactions (SFTs). SFTs refer to the use of short-term wholesale funding to finance assets on bank balance sheets.

Another large purchase was Barclays, the global investment and retail bank headquartered in the UK. Barclays is undergoing a major strategic streamlining of its businesses, and we have been impressed with CEO Antony Jenkins’ focus on profitability and willingness to shrink the company in order to generate higher returns. Shares of Barclays are very cheap compared with similar global financial conglomerates, trading 20% below tangible book value. We believe that over multiple years, Barclays will generate returns on tangible equity in the 11% to 13% range, which would most likely lead to a large increase in its price-to-tangible book value multiple.

Your fund also increased its position in Wells Fargo during the second half of the year, on a thesis similar to our Bank of America purchase. Namely, we expect loan growth in the U.S. to accelerate on the back of a stronger economy and believe that as interest rates start to rise, the value of the best-in-class deposit franchise will lead to significant improvement in net interest income for Wells Fargo.

One of the reasons for the higher number of issuers in the portfolio at year-end was a decision to invest in a basket of eight small firms that our analysts believe have an above-average probability of being acquired in the next several years. We have discussed the growing likelihood of a wave of bank mergers and acquisitions on several occasions in these letters. We now have our highest conviction in this trend emerging during 2014, as valuations become more reasonable for sellers but still not too high for buyers, uncertainty around credit quality decreases as the economy recovers, and small banks are faced with increasing regulatory costs that support increasing their scale. Specifically, we bought small positions (due primarily to liquidity constraints) in Oritani Financial, Provident Financial Holdings, Territorial Bancorp, OmniAmerican Bancorp, Bridge Capital, Metro Bancorp, Preferred Bank, and Fox Chase Bancorp.

The second-largest sale during the past six months after JPMorgan Chase was Axis Capital Holdings, a Bermuda-based property and casualty insurance company that also provides reinsurance. You may recall that your fund increased its property and casualty insurance exposure significantly during 2011-2012, as we outlined the prospects that stronger-than-expected premium pricing would drive earnings above market expectations. That thesis played out nicely, but by the middle of 2013, it was increasingly clear to us that market expectations for future pricing renewals were too high, as significant capacity began to reenter the marketplace, predominantly in the form of alternative investors such as pension fund- and hedge fund-sponsored entities. As such, we eliminated Axis Capital and HCC Insurance Holdings and reduced position sizes in several other property and casualty insurance holdings. Our weight in the industry was down to 10.1% of assets at year-end compared with 13.6% one year ago.

OUTLOOK

Financial stocks experienced a strong rebound in 2012 and then followed that up with an even stronger year in 2013. However, even as stock prices rose in the sector by 40% (the median average), earnings growth was just 15%, so the median average forward P/E multiple expanded by 25%. This follows a similar pattern in 2012, where the median financial stock price was up 20%, with approximately 10% earnings growth and approximately 10% P/E multiple expansion. So, after two years, the sector’s median forward P/E multiple has expanded by over 35%, which puts financial stocks, and the broader market, at a much more precarious position to start the year in 2014. As such, we do not expect returns to be as high for your fund in 2014 as they were in either of the previous two years.

That said, our job, as always, is to find securities that we think will appreciate in value over multiple years, and we believe there are several themes that will lead to share price appreciation over time for your fund. We believe that the U.S. economy is improving and, perhaps in contrast to past years, that the climate in Washington, D.C., is more conducive than markets expect, as Congress has shown a recent willingness to minimize the threat of another near-term government shutdown. This, combined with less angst over the implementation of the Affordable Care Act, has the potential to increase businesses’ willingness to invest, which in turn should boost loan demand—a key driver for bank stock performance. To capitalize on this theme, we increased our positions in three of the largest U.S. banks: Bank of America, Wells Fargo, and U.S. Bancorp.

While your fund has shown a bias toward capital markets stocks in the past, we have tilted that position toward companies with significant equity market exposure, as we believe mergers and acquisitions, retail investor engagement (both trading and mutual fund flows), and equity issuance will grow in 2014. So, your fund maintains large positions in Morgan Stanley, TD Ameritrade Holding, E*TRADE, Lazard, and Carlyle. We also added a new position in BlackRock.

While the prospect for rising interest rates is a widely held market view at this point, your fund continues to be positioned to potentially benefit from this trend in 2014 by holding stocks that the market has already identified as being sensitive to interest rate movements, such as State Street, Prudential Financial, and MetLife. In addition, we have increased our position size in some companies that we believe are more rate-sensitive than the market appreciates, such as Marsh & McLennan (due to pension benefits) and CNA Financial (due to improvement in its long-term care liabilities).

In conclusion, as we enter 2014, we are less enthusiastic about the likelihood of returns matching the very strong results of the past two years. However, we believe that the underpinnings for solid economic growth in the U.S. are in place. As we have discussed in many previous letters, investing in financial stocks is a levered call on the underlying economy of the financial institutions’ home market. As such, we have a positive outlook for U.S. financial stocks, thanks to our belief in the U.S. economy.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

January 23, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

UPCOMING FUND MANAGER CHANGE

Eric Veiel, lead portfolio manager of the Financial Services Fund, will transition to become a T. Rowe Price director of equity research for North America. Gabe Solomon will join Eric as co-portfolio manager on April 30, 2014, and will assume the role of lead portfolio manager, effective July 31, 2014.

Gabe has 11 years of investment experience and a long and successful track record since joining the firm in 2004 as a financial services analyst, focusing on property and casualty insurance, multiline insurance, and trust banks. Gabe has served as an Investment Advisory Committee member for the Financial Services Fund since 2005, as well as for a number of diversified T. Rowe Price equity funds.

Prior to joining the firm, he earned a B.A., summa cum laude, in economics from the University of California, Los Angeles, where he was a UCLA Regents Scholar and became a member of Phi Beta Kappa. Gabe also earned an M.B.A. in finance and accounting from The Wharton School, University of Pennsylvania.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
U.S. Bancorp	4.6%
Bank of America	3.4
Citigroup	3.3
JPMorgan Chase	3.2
Wells Fargo	2.9
Visa	2.9
MasterCard	2.7
Morgan Stanley	2.5
Marsh & McLennan	2.1
State Street	2.1
XL Group	2.1
Prudential Financial	2.0
E*TRADE Financial	1.9
TD Ameritrade Holding	1.8
MetLife	1.7
PNC Financial Services Group	1.7
Lazard	1.7
Vantiv	1.7
Invesco	1.7
Carlyle	1.6
American Express	1.4
Standard Chartered	1.4
Fidelity National Financial	1.4
IntercontinentalExchange	1.3
Ameriprise Financial	1.3
Total	54.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.8%		
BANKS 31.3%		
Money Center Banks 12.8%		
Bank of America	1,235,764	19,241
Citigroup	362,400	18,885
JPMorgan Chase	307,900	18,006
Wells Fargo	367,900	16,702
		72,834
Non-U.S. Banks 6.2%		
Banco Bilbao Vizcaya Argentaria (EUR)	607,979	7,484
Banco Santander Chile, ADR (1)	152,660	3,598
Barclays (GBP)	1,536,971	6,922
Standard Chartered (GBP)	355,895	8,015
Turkiye Halk Bankasi (TRY)	420,255	2,376
UniCredit (EUR)	906,867	6,712
		35,107
Regional Banks 12.3%		
Bancorp South	116,300	2,956
BBCN Bancorp	247,500	4,106
Bridge Capital (2)	68,100	1,399
Capital Bank Financial, Class A (2)	190,900	4,343
First Horizon National	344,800	4,017
M&T Bank (1)	22,600	2,631
Metro Bancorp (2)	60,900	1,312
National Bank Holdings, Class A	197,000	4,216
OmniAmerican Bancorp (2)	60,500	1,293
PNC Financial Services Group	127,300	9,876
Preferred Bank (2)	55,400	1,111
Texas Capital Bancshares (2)	30,000	1,866
U.S. Bancorp	649,400	26,236

Western Alliance Bancorp (2)	188,000	4,485
		69,847
Total Banks		177,788

CAPITAL MARKETS 21.4%

Asset Managers 6.2%		
BlackRock	16,100	5,095
Carlyle, Partnership	252,300	8,987
Invesco	263,700	9,599
Och-Ziff Capital Management, Partnership	311,700	4,613
Waddell & Reed Financial, Class A	111,600	7,267
		35,561
Exchanges 3.0%		
CBOE Holdings	128,700	6,687
CME Group	39,300	3,084
IntercontinentalExchange	33,800	7,602
		17,373
Security Brokers & Dealers 9.9%		
Credit Suisse (CHF)	177,885	5,438
E*TRADE Financial (2)	539,700	10,600
Goldman Sachs	33,300	5,903
Lazard, Class A, Partnership	217,000	9,834
Morgan Stanley	452,400	14,187
TD Ameritrade Holding	333,200	10,209
		56,171
Trust Banks 2.3%		
Northern Trust	17,100	1,059
State Street	160,500	11,779
		12,838
Total Capital Markets		121,943

FINANCE 13.5%		
Consumer Finance 2.7%		
American Express	90,000	8,165
Capital One Financial	93,300	7,148
		15,313
Diversified Financials 7.8%		
Ally Financial, Aquisition Date: 12/11/13 Acquisition Cost $2,835 (2)(3)	420	3,119
MasterCard, Class A	18,400	15,372
Vantiv, Class A (2)	296,320	9,663
Visa, Class A	73,000	16,256
		44,410
Thrift & Mortgage Finance 3.0%		
Capitol Federal Financial	404,900	4,903
Essent (2)	28,800	693
Fox Chase Bancorp	61,000	1,060
Nationstar Mortgage Holdings (1)(2)	106,300	3,929
Oritani Financial	81,400	1,306
PennyMac Financial Services (2)	153,362	2,692
Provident Financial Holdings	91,100	1,367
Territorial Bancorp	57,900	1,343
		17,293
Total Finance		77,016
INSURANCE 24.6%		
Accident & Health Insurance 1.6%		
Humana	45,800	4,727
UnitedHealth Group	59,000	4,443
		9,170

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/13
Investment Income (Loss)	
Income	
Dividend	$ 9,250
Securities lending	105
Interest	39
Total income	9,394
Expenses	
Investment management	3,281
Shareholder servicing	894
Prospectus and shareholder reports	39
Custody and accounting	131
Registration	59
Legal and audit	22
Directors	3
Proxy and annual meeting	22
Miscellaneous	28
Total expenses	4,479
Net investment income	4,915
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	46,162
Foreign currency transactions	17
Net realized gain	46,179
Change in net unrealized gain / loss	
Securities	109,359
Other assets and liabilities denominated in foreign currencies	1
Change in net unrealized gain / loss	109,360
Net realized and unrealized gain / loss	155,539
INCREASE IN NET ASSETS FROM OPERATIONS	$ 160,454

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $15,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, the value of loaned securities was $17,944,000; the value of cash collateral and related investments was $18,286,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $260,157,000 and $233,930,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2013 and December 31, 2012, totaled $4,915,000 and $4,811,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2013, the fund utilized $45,607,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2013, expire as follows: $37,386,000 in fiscal 2016 and $60,403,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates; $410,000 for T. Rowe Price Services, Inc.; and $70,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2013, the fund was charged $50,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2013, the fund incurred $1,000 in interest expense related to outstanding borrowings on 4 days in the average amount of $5,525,000 and at an average annual rate of 1.09%. At December 31, 2013, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $4,931,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $4,931,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[157]	Johns Hopkins Health System (1996 to 2009)
Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)
Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996
[157]
Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)
Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)
Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)
Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives (2004 to 2010)
2013
[157]
Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)
John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)
Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]
*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds
Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)
Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company
Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly summer intern, T. Rowe
Price (to 2011)
John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.
Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company
Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company
Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)
Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.
Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe
Price Trust Company; Chief Legal Officer, Vice
President, and Secretary, T. Rowe Price Group,
Inc.; Vice President and Secretary, T. Rowe Price
and T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore
Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.
Matthew J. Snowling, CFA (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Managing Director–
Specialty Finance, Citadel Securities (to 2011);
Managing Director of Investment Services
and Senior Vice President, Senior Analyst,
Education Services Research Group (to 2011)
Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.
Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President
Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014